Exhibit 10.2

Execution Version

FIRST AMENDMENT TO LOCK-UP AGREEMENT

This FIRST AMENDMENT TO LOCK-UP AGREEMENT (this “Amendment”) is made and entered into as of March 22, 2023, by and among TLG Acquisition One Corp., a Delaware corporation (“Parent”), Electriq Power, Inc., a Delaware corporation (the “Company”) and the undersigned Persons (each, a “Holder”). Parent, the Company and each Holder are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Lock-Up Agreement, dated as of November 13, 2022 (the “Agreement”);

WHEREAS, Section 4(h) of the Agreement provides that the Agreement may be amended or modified only with the written consent of Parent, the Company, Sponsor and the Holders representing a majority of the Restricted Securities then outstanding; and

WHEREAS, the Parties wish to make certain amendments to the Agreement as set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:

Section 1.1 Definitions. Except as otherwise indicated, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

Section 1.2 Amendment. The Parties acknowledge and agree that the definition of “Restricted Securities” in the Agreement shall exclude an amount of shares of Parent Class A Common Stock to be received by a Holder in connection with the Merger or the transactions contemplated thereby equal to (i) the aggregate portion of the Closing Merger Consideration allocated to such Holder multiplied by (ii) a fraction, (A) the numerator of which is 25 and (B) the denominator of which is 475.

Section 1.3 No Other Amendments. The Parties agree that all other provisions of the Agreement shall, subject to the amendments expressly set forth in Section 1.2 of this Amendment, continue unmodified, in full force and effect and constitute legal and binding obligations of the Parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Agreement.

Section 1.4 References. Each reference to “this Agreement,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Agreement shall, effective from the date of this Amendment, refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement and references in the Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to November 13, 2022, and references to the date of this Amendment and “as of the date of this Amendment” shall refer to March 22, 2023.

Section 1.5 Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each Party thereto and hereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.

Section 1.6 Incorporation by Reference. Each of the provisions under Section 4(d) (Governing Law; Jurisdiction; Waiver of Jury Trial; Remedies), Section 4(f) (Construction; Interpretation) and Section 4(m) (Counterparts; Electronic Signatures) of the Agreement shall be incorporated into this Amendment by reference as if set out in full herein, mutatis mutandis.

Section 1.7 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions and matters contemplated by this Amendment.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

PARENT:

TLG ACQUISITION ONE CORP.

By:
Name:	John Michael Lawrie
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

COMPANY:

ELECTRIQ POWER, INC.

By:
Name:	Frank Magnotti
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

HOLDER:

NAME:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Lock-Up Agreement]